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                                                                   EXHIBIT 10.21

                            COLONIAL PROPERTIES TRUST

                          EMPLOYEE SHARE PURCHASE PLAN

                  This Colonial Properties Trust Employee Share Purchase Plan (the "Plan") was approved and adopted on April 24, 1997, by the Board of Trustees of Colonial Properties Trust (the "Company") and the Board of Directors of Colonial Properties Holding Company, Inc. ("CPHC"), as general partner of Colonial Realty Limited Partnership (the "Operating Partnership"). Set forth below are all of the terms of the two plans comprising the Plan, one for the benefit of the employees of the Company (the "Company Plan"), and one for the benefit of employees of the Operating Partnership and any Affiliate of the Operating Partnership (the "Operating Partnership Plan"). The purpose of the Plan is to advance the interests of the Company and the Operating Partnership and its Affiliates by providing eligible employees with the opportunity, through payroll deductions, to purchase shares of the Company's common shares of beneficial interest, par value $.01 per share ("Shares"), thus increasing eligible employees' interest in the growth and success of the Company and the Operating Partnership and its affiliates. The provisions of the Plan are set forth below:

         1. DEFINITIONS. For purposes of administering and interpreting the Plan, the following definitions shall apply:

                  (a) An "Affiliate" of an entity shall include any partnership, corporation, company or other trade or business that is controlled by or under common control with such entity (determined in accordance with the principles of Sections 414(b) and 414(c) of the Internal Revenue Code and the regulations thereunder) or that is an affiliate of such entity within the meaning of Rule 405 of Regulation C under the Securities Act of 1933.

                  (b) "Agent" shall have the meaning set forth in Section 11 below.

                  (c) "Applicable Committee" means, with respect to the Company Plan, the Company Committee, and means, with respect to the Operating Partnership Plan, the CPHC Committee.

                  (d) "Board of Directors" means the Board of Directors of CPHC.

                  (e) "Board of Trustees" means the Board of Trustees of the Company.

                  (f)      "Company" means Colonial Properties Trust.

                  (g) "Company Account" means an unsegregated account maintained by the Company for the purpose of holding deductions from Participant's Eligible Compensation pending the use of such deducted amounts to purchase Shares pursuant to the Plan.

                  (h) "Company Committee" means the Executive Compensation Committee of the Board of Trustees.

                  (i) "Company Plan" means the Plan as administered pursuant to Section 3(a) hereof for the benefit of employees of the Company.

                  (j) "CPHC" means Colonial Properties Holding Company, Inc., the general partner of the Operating Partnership.

                  (k) "CPHC Committee" means the Executive Compensation Committee of the Board of Directors.

                  (l) "Eligible Compensation" includes salary, bonus, commissions, wages and overtime pay of a Participant paid to a Participant by any Employer.

                  (m) "Employer" means the Company, CPHC, the Operating Partnership, Colonial Properties Services Limited Partnership, Colonial Properties Services, Inc. or an Affiliate of any such entity, in its capacity as an Employer of persons eligible to participate in the Plan.

                  (n) "Enrollment Date" means, initially, a date selected by the Plan Administrator in its discretion, and thereafter each January 1, April 1, July 1 and October 1 of each year.

                  (o) "Operating Partnership" means Colonial Realty Limited Partnership.

                  (p) "Operating Partnership Plan" means the Plan as administered pursuant to Section 3(b) hereof for the benefit of the employees of CPHC, the Operating Partnership and their respective Affiliates.

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                  (q)      "Participant" means (i) an eligible employee of the
Company who becomes a participant in the Company Plan, and (ii) an eligible employee of CPHC, the Operating Partnership, or an Affiliate of either who becomes a participant in the Operating Partnership Plan. A Participant may, if eligible, participate in both the Company Plan and the Operating Partnership Plan.

                  (r) "Payroll Deduction Period" means the payroll period of the applicable Employer or such other period as the Plan Administrator shall determine; provided, however, that the first Payroll Deduction Period under the Plan shall commence on a date determined by the Chief Financial Officer of the applicable Employer and end on the last day of the then current payroll period of such applicable Employer.

                  (s) "Plan" means the Colonial Properties Trust Employee Share Purchase Plan (which encompasses the Company Plan and the Operating Partnership Plan), as the same may be hereafter amended from time to time.

                  (t) "Plan Administrator" means, with respect to the Company Plan, the Board of Trustees, the Company Committee or the designee of either; and means, with respect to the Operating Partnership Plan, the Board of Directors, the CPHC Committee, or the designee of either.

                  (u)      "Purchase Date" shall have the meaning set forth in
Section 9 below.

                  (v)      "Purchase Price" shall have the meaning set forth in
Section 8 below.

                  (w) "Reporting Period" shall have the meaning set forth in Section 10 below.

                  (x) "Shares" means the common shares of beneficial interest, par value $.01 per share, of the Company.

                  (y) "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 425(f) of the Code.

         2. SHARES SUBJECT TO THE PLAN. Subject to appropriate adjustment upon a recapitalization, reclassification, reorganization, share split, reverse split, share dividend or other transaction or event resulting in an increase or decrease in such Shares without receipt of consideration by the Company (which adjustment shall be determined by the Applicable Committee, whose determination shall be final and conclusive), the aggregate number of Shares that will be made available for purchase by Participants under the Plan is the number of Shares which can be purchased with the payroll deductions and reinvested dividends elected by Participants in accordance with the terms of the Plan. The Shares issuable under the Plan may, in the discretion of the Applicable Committee, be purchased either directly from the Company (to the extent available) or in the open market.

         3. ADMINISTRATION AND INTERPRETATION. The Plan shall be administered as follows:

                  (a) Company Plan. The Company Plan shall be administered by the Board of Trustees, the Company Committee or the designee of either. The Plan Administrator shall have such powers and authorities related to the administration of the Company Plan as are consistent with the Company's Declaration of Trust and By-laws and applicable law. The Plan Administrator shall have the full power and authority (subject to any restrictions imposed by the Board of Trustees, the Company's Declaration of Trust or By-laws, or applicable law) to take all actions and to make all determinations required or provided for under the Company Plan, and shall have full power and authority to take all such other actions and to make all such determinations not inconsistent with the specific terms and provisions of the Company Plan that the Plan Administrator deems to be necessary or appropriate to the administration of the Company Plan. The interpretation and construction by the Plan Administrator of any provision of the Company Plan shall be final and conclusive. The Plan Administrator shall have the power and authority to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function under the Company Plan is delegated by the Plan Administrator shall act on behalf of and shall be responsible to the Plan Administrator for such function. Neither the Board of Trustees, the Company Committee nor the designee of either shall be liable for any action or determination made in good faith with respect to the Company Plan.

                  (b) Operating Partnership Plan. The Operating Partnership Plan shall be administered by the Board of Directors, the CPHC Committee or the designee of either. The Plan Administrator shall have such powers and authorities related to the administration of the Operating Partnership Plan as are consistent with the agreement of limited partnership of the Operating Partnership and applicable law. The Plan Administrator shall have the full power and authority (subject to any restrictions imposed by the agreement of limited partnership of the Operating Partnership or applicable law) to take all actions and to make all determinations required or provided for under the Operating Partnership Plan, and shall have full power and authority to take all such other actions and to make all such determinations not inconsistent with the specific terms and provisions of the Operating Partnership Plan that the

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Plan Administrator deems to be necessary or appropriate to the administration of the Operating Partnership Plan. The interpretation and construction by the Plan Administrator of any provision of the Operating Partnership Plan shall be final and conclusive. The Plan Administrator shall have the power and authority to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function under the Operating Partnership Plan is delegated by the Plan Administrator shall act on behalf of and shall be responsible to the Plan Administrator for such function. Neither the Board of Directors, the CPHC Committee, nor the designee of either shall be liable for any action or determination made in good faith with respect to the Operating Partnership Plan.

         4. ELIGIBLE EMPLOYEES. Any employee of the Company may participate in the Company Plan and any Employee of the Operating Partnership or any of its Affiliates may participate in the Operating Partnership Plan, except in both cases the following, who are ineligible to participate: (a) an employee who has been employed by the Employer or any of its Affiliates for less than one year as of the beginning of a Payroll Deduction Period; (b) an employee whose customary employment is for less than 1,000 hours in any calendar year; (c) an employee who has not attained the age of 19; and/or (d) an employee who, after purchasing Shares under the Plan, would own Shares (including Shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of the Company's outstanding equity securities. The Applicable Committee may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular Employer.

         5. PARTICIPATION IN THE PLAN. An eligible employee may become a Participant by completing an election to participate in the Plan on an enrollment form provided by the Plan Administrator and submitting that enrollment form to the Plan Administrator. Enrollment will become effective upon the first Enrollment Date following the Plan Administrator's receipt of the enrollment form and any related documents required by the Plan Administrator.

         6. PAYROLL DEDUCTIONS. At the time an eligible employee submits his or her election to participate in the Plan as provided in Section 5 above, the employee shall elect to have deductions made from his or her pay, on each pay day following his or her enrollment in the Plan (until he or she shall cease to participate in the Plan) of a specified dollar amount or a whole percentage amount of not less than one percent of Eligible Compensation which the employee is entitled to receive on such pay day. The deductions will be credited to the employee and held in the Company Account along with the deductions of other Participants in the Plan. If funds held in the Company Account are to be used to purchase newly issued Shares directly from the Company, such funds shall be released to the Company on the Purchase Date in the month following the month in which the applicable Payroll Deduction Period ends. If Shares are to be purchased in the open market, all funds held in the Company Account (together with any funds required to be contributed to the Plan by the applicable Employer) shall, no later than the last day of the month in which the applicable Payroll Deduction Period ends, be transferred to the Plan Administrator, who will credit the Plan account of each Participant with the proportionate amount of such funds to which such Participant is entitled. A Participant may increase or decrease his or her payroll deduction percentage by completing and submitting to the Plan Administrator a new payroll deduction authorization form, but such change will become effective only upon the first Enrollment Date after such form is received by the Plan Administrator. An employee may not contribute amounts to purchase Shares under the Plan other than through payroll deductions.

         7. DIVIDEND REINVESTMENT. Dividends paid on Shares held in a Participant's Plan account will be reinvested in Shares pursuant to the Plan unless the Participant elects on his or her enrollment form submitted to the Plan Administrator to have his or her dividends transmitted to him or her.

         8. PURCHASE PRICE. Unless otherwise determined by the Applicable Committee, the purchase price of each Share purchased under the Plan (the "Purchase Price") shall be (i) in the case of newly issued Shares purchased from the Company with payroll deductions, 95% of the closing price of the Shares as reported on the New York Stock Exchange (or such other exchange or market quotation system that serves as the primary market for the Shares) for the trading day immediately preceding the Purchase Date, (ii) in the case of Shares purchased in the open market with payroll deductions, 95% of the weighted average price per Share of all Shares purchased under the Plan in the open market with payroll deductions for the applicable Payroll Deduction Period,
(iii) in the case of newly issued Shares purchased from the Company with dividends reinvested pursuant to Section 7 above, the closing price of the Shares as reported on the New York Stock Exchange (or such other exchange or market quotation system that serves as the primary market for the Shares) for the trading day immediately preceding the Purchase Date or (iv) in

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the case of Shares purchased in the open market with dividends reinvested pursuant to Section 7 above, the weighted average price per Share of all Shares purchased under the Plan in the open market with reinvested dividends for the applicable period. If Shares are purchased in the open market with payroll deductions, the applicable Employer shall contribute to the Plan the amounts necessary to permit the Plan Administrator to purchase Shares on behalf of participating employees of such Employer in accordance with the terms of the Plan.

         9. PURCHASE OF SHARES. Unless a Participant has given prior written notice terminating such Participant's participation in the Plan, or his or her participation in the Plan has otherwise been terminated as provided in
Section 14 below, the accumulated funds in or held for the Participant's account on the first day of each month will automatically be applied in full to the purchase of Shares at the applicable Purchase Price. If newly issued Shares are to be purchased from the Company with payroll deductions, such Shares shall be deemed purchased by the Plan Administrator on the first trading day of the month following the month in which the applicable Payroll Deduction Period ended. If newly issued Shares are to be purchased from the Company with reinvested dividends, the Shares shall be deemed purchased by the Plan Administrator on the date the applicable dividend is paid. The date of the Plan Administrator's purchase of newly issued Shares with payroll deductions or reinvested dividends shall be a "Purchase Date." If Shares are to be purchased in the open market, the Plan Administrator shall purchase Shares as promptly as practicable, in all events within ten trading days following the end of the month in which the applicable Payroll Deduction Period ended or within ten days after the applicable dividend is paid. Shares will be allocated to a Participant's account, and such Participant will be deemed the owner of Shares purchased for his or her account with respect to a Payroll Deduction Period or a dividend, (i) on or promptly after the Purchase Date if such Shares are newly issued Shares acquired from the Company, and (ii) on the last day on which a purchase of Shares is made with respect to such Payroll Deduction Period or reinvestment of dividends if Shares are purchased in the open market.

         10. ACCOUNT STATEMENTS. The Plan Administrator will deliver to each Participant a statement on a quarterly or other periodic basis (each such quarterly or other period being referred to as a "Reporting Period"), as determined by the Plan Administrator, reflecting information regarding such Participant's purchases under the Plan.

         11. ISSUANCE OF SHARE CERTIFICATES; TRANSFER RESTRICTIONS. Shares purchased under the Plan will be held in the custody of the Plan Administrator, or such other entity as the Plan Administrator shall designate as agent (the "Agent"). The Agent may hold the Shares purchased under the Plan in book entry form or in share certificates in nominee names, and may commingle Shares held in its custody in a single account or share certificate, without identification as to individual employees. A Participant may by written notice instruct the Plan Administrator to have all or part of the whole Shares in his or her Plan account reissued in the Participant's own name and have the share certificate delivered to the Participant; provided, that share certificates representing fractional share interests shall not be issued in a Participant's name, and in lieu thereof a check in an amount equal to the fair market value (based on the market price of the Shares on the New York Stock Exchange or other primary trading market on the trading day on which the notice is processed by the Plan Administrator) of any fractional share interest credited to the Participant's Plan account be issued in his or her name and delivered to the Participant; provided further, that Shares purchased for a Participant's account with payroll deductions may not be sold, pledged, hypothecated, or otherwise transferred by such Participant during the six months following the allocation of such Shares to the Participant's account, other than by will, in accordance with the laws of descent and distribution, or pursuant to a domestic relations order, and therefore no share certificate representing any such Shares will be issued to a Participant during such six-month period.

         12. WITHHOLDING OF TAXES. To the extent that a Participant realizes ordinary income in connection with a purchase of any Shares under the Plan or a sale or other transfer of any Shares purchased under the Plan, such Participant's Employer may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participant or from Shares that would otherwise be issued to the Participant hereunder.

         13. PARTICIPATION ADJUSTMENT. If for any Payroll Deduction Period the number of Shares that may be made available for purchase under the Plan is insufficient to permit exercise of all rights deemed exercised by all Participants with respect to such Payroll Deduction Period, a participation adjustment will be made, and the number of Shares purchasable by all Participants will be reduced proportionately. Any funds then remaining in a Participant's account after the purchase of all purchasable Shares will be refunded to the Participant.

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         14.      TERMINATION OF PARTICIPATION. A Participant will be refunded all monies in his or her account, and his or her participation in the Plan will be terminated, if: (a) the Participant elects to terminate participation in a writing delivered to the Plan Administrator; (b) the Participant ceases to be employed by such Participant's Employer or an Affiliate of such Employer; (c) the Plan is terminated as provided in Section 18 below; or (d) the Participant ceases to be eligible to participate in the Plan under Section 4 above. Temporary disability or an approved leave of absence will not result in termination of employment within the meaning of the Plan. As soon as practicable following termination of a Participant's participation in the Plan, the Plan Administrator will deliver to the Participant (i) a check representing any uninvested contributions to which the Participant is entitled and (ii) at the Participant's request, a share certificate representing the number of whole Shares held in the Participant's account plus a check representing the fair market value of any fractional share interest credited to such Participant's account. Once terminated, participation may not be reinstated for the then current Payroll Deduction Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Payroll Deduction Period beginning after the next Enrollment Date.

         15. ASSIGNMENT. No Participant may assign his or her rights to purchase Shares under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of Shares under the Plan may be made only to the Participant's (or, in the event of the Participant's death, to the Participant's estate). Subject to Section 11 hereof, once a share certificate has been issued to the Participant or for his or her account, such certificate may be assigned the same as any other share certificate.

         16. APPLICATION OF FUNDS. All funds received or held in the Company Account under the Plan may be used for any corporate or partnership purpose until applied to the purchase of Shares and/or refunded to Participants. Participants' accounts will not be segregated. Interest will not be paid on funds held pursuant to the Plan.

         17. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any right to purchase Shares under the Plan confers upon any Participant any right to continued employment with the Company, CPHC, the Operating Partnership or any of their respective Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the applicable Employer to terminate the Participant's employment at any time.

         18. AMENDMENT AND TERMINATION OF THE PLAN. The Board of Trustees, may, at any time and from time to time, amend, suspend, or terminate the Plan as to Shares that have not yet been purchased under the Plan; provided, however, that no amendment, suspension or termination shall be effective with respect to the Operating Partnership Plan without the approval of the Board of Directors in its capacity as general partner of the Operating Partnership. In connection with any termination of the Company Plan or the Operating Partnership Plan, the Applicable Committee may determine to refund all Participant contributions to the Plan that have not yet been expended to purchase Shares. Any amendment, termination or suspension of the Plan shall not impair any rights of Participants with respect to Shares previously purchased for their accounts.

         19. EFFECTIVE DATE. The Plan shall be effective as of April 24, 1997, the date of final approval of the Company Plan by the Board of Trustees and of the Operating Partnership Plan by the Board of Directors.

         20. PAYMENT OF PLAN EXPENSES. Each Employer will bear its allocable share of costs of administering and carrying out the Plan.

         21. GOVERNMENTAL REGULATION. The obligation of the Company, the Operating Partnership, or any Affiliate of the Operating Partnership to purchase and deliver Shares pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such Shares.

         22. SHAREHOLDER RIGHTS. The Company will deliver to each participant who purchases Shares under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its shareholders. Any Shares held by the Plan Administrator for a Participant's account will be voted in accordance with the Participant's duly delivered and signed proxy instructions. There will be no charge to Participants in connection with such notices, proxies and other materials.

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                                      * * *

         The Colonial Properties Trust Employee Share Purchase Plan was duly adopted and approved by the Board of Trustees of Colonial Properties Trust and the Board of Directors of Colonial Properties Holding Company, Inc., as general partner of Colonial Realty Limited Partnership, on April 24, 1997.

                                    /s/ Douglas B. Nunnelley
                                    ------------------------------------------
                                    Douglas B. Nunnelley
                                    Secretary

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                                  AMENDMENT TO
                            COLONIAL PROPERTIES TRUST
                          EMPLOYEE SHARE PURCHASE PLAN

         This Amendment (the "AMENDMENT") to the Colonial Properties Trust Employee Share Purchase Plan is made effective as of January 26, 2004 by the Board of Trustees (the "BOARD") of Colonial Properties Trust (the "Company").

         WHEREAS, the Colonial Properties Trust Employee Share Purchase Plan (the "PLAN") was approved and adopted by the Board of Trustees of the Company on April 24, 1997; and

         WHEREAS, the Board, in its capacity as the Board of Trustees (as defined in the Plan) and in its capacity as the successor to the Board of Directors (as defined in the Plan) as a result of the merger of Colonial Properties Holding Company, Inc. into the Company (which occurred on December 31, 1998), has determined to amend the Plan to eliminate the discount provided for the purchase price of shares under the Plan.

         NOW, THEREFORE, in accordance with Section 18 of the Plan, the Plan is hereby amended in the following respect:

         1. Section 6. Payroll Deductions of the Plan is hereby amended to delete the phrase, "(together with any funds required to be contributed to the Plan by the applicable Employer)," contained in the fourth sentence.

         2. Section 8. Purchase Price of the Plan is hereby amended to delete each of the following: (a) the phrase "Unless otherwise determined by the Applicable Committee," in the first sentence, (b) the two phrases "95% of" in the first sentence, and (c) last sentence in its entirety.

         3. All capitalized terms used herein shall have the meanings assigned to them in the Plan.

         4. Except as expressly amended hereby, the Plan remains in full force and effect.

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by the undersigned, a duly authorized officer of the Company, as of January 26, 2004.

                              Colonial Properties Trust

                              By: /s/ John P. Rigrish
                                  -----------------------------------------
                              Name:  John P. Rigrish
                              Title: Chief Administrative Officer

                              Colonial Realty Limited Partnership

                              By: Colonial Properties Trust, as general partner

                              By: /s/ John P. Rigrish
                                 -----------------------------------------
                              Name: John P. Rigrish
                              Title: Chief Administrative Officer